Supplement to the

Fidelity® Municipal Money Market Fund

October 30, 2023

Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Risks” heading.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

The following information supplements information found in the “Fund Summary” section under the “Purchase and Sale of Shares” heading.

The fund’s policies and procedures permit the fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the Adviser, as the delegate of the fund’s Board of Trustees, determines it is in the best interests of the fund.

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.39% A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.01% B

Total annual operating expenses	0.40%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.16% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$41

3 years	$128

5 years	$224

10 years	$505

MMM-SUSTK-0424-103 1.9879534.103	April 2, 2024